                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 1997

                       ALLIED CAPITAL LENDING CORPORATION
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                 814-138                  52-1081052
          --------                 -------                  ----------
 (State or Other Jurisdiction     (Commission              (IRS Employer
        of Incorporation)         File Number)         Identification Number)


c/o Allied Capital Advisers, Inc., 1666 K Street, N.W., 9th Floor / Washington, D.C. 20006-2803
-----------------------------------------------------------------------------------------------
               (Address of Principal Executive Offices)                              (Zip Code)

                                 (202) 331-1112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not applicable)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

A.  RESIGNATION OF FORMER CERTIFYING ACCOUNTANT

        Matthews, Carter and Boyce, P.C. ("MCB") has served as the independent accountant to audit the consolidated financial statements of the registrant, Allied Capital Lending Corporation ("Allied Lending") for each of the two most recent years ended December 31, 1996 and December 31, 1995. On December 12, 1997, the board of directors of Allied Lending accepted the resignation of MCB as independent accountant of Allied Lending and its subsidiaries, subject to the consummation of a proposed merger of Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial") and Allied Capital Advisers, Inc. ("Advisers") with and into Allied Lending in a stock-for-stock merger (the "Merger"). The resignation of MCB will become effective upon the consummation of the Merger. On November 26, 1997, the stockholders of each of Allied Lending, Allied I, Allied II, Allied Commercial and Advisers (collectively, the "Companies"), voting separately, voted to approve the Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997, by and among the Companies and the transactions contemplated thereby, including the Merger. It is anticipated that the Merger will be consummated on December 31, 1997.

        MCB's report on the consolidated financial statements for Allied Lending for either of the two years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 1996 and December 31, 1995, and the subsequent interim period through December 12, 1997, there were no disagreements with MCB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MCB, would have caused MCB to make reference to the subject matter of the disagreements in connection with MCB's report on Allied Lending's consolidated financial statements. In addition, Allied Lending believes that there were no such events as described under Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 1996 and December 31, 1995, and the subsequent interim period through December 12, 1997.

        Pursuant to Item 4(b) of Form 8-K and Item 304(a)(3) of Regulation S-K, Allied Lending provided MCB with a copy of this Form 8-K report on December 12, 1997. Allied Lending requested that MCB review the disclosure concerning MCB in this Item 4 and that MCB furnish a letter addressed to the Securities and Exchange Commission (the "Commission") that provides any additional information, affords any clarification of Allied Lending's expression of MCB's views, and states whether or not MCB agrees with the statements of Allied Lending made in this Item 4 response to Item 304(a)(1) of Regulation S-K. MCB has reviewed the information in this Form 8-K and has advised Allied Lending that it does not have any new information or clarification of Allied Lending's views and that it agrees with the statements of Allied Lending made in this Form 8-K. A copy of the letter from MCB to the Commission, dated December 15, 1997, is attached hereto as Exhibit 16.

B. ENGAGEMENT OF NEW CERTIFYING ACCOUNTANT

        On December 12, 1997, the board of directors voted to engage the firm of Arthur Andersen LLP ("Arthur Andersen") as the independent accountant of Allied Lending and its subsidiaries for the year ending December 31, 1997, subject to the consummation of the Merger. This appointment was unanimously approved by vote of the board of directors of Allied Lending, cast in person, at a meeting of the board of directors called for this purpose held on December 12, 1997. The board based its selection of Arthur Andersen on the board's determination that a nationally recognized accounting firm would be more appropriate to serve as the independent accountant of Allied Lending and its subsidiaries. Allied Lending has not been informed by Arthur Andersen that the change in independent accountant will result in any change in accounting principles.

        At no time during Allied Lending's two most recent years ended December 31, 1996 and December 31, 1995, nor during the subsequent interim period through December 12, 1997, nor at any other time prior to Arthur Andersen's appointment, had Allied Lending, or someone on its behalf, consulted with Arthur Andersen regarding either the application of accounting principles to a specified transaction, either completed or proposed, nor with respect to the type of audit opinion that might be rendered on Allied Lending's financial statements, nor with respect to any matter that was the subject of a "disagreement," as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K or a "reportable event," as described in Item 304(a)(1)(v) of Regulation S-K.

        Pursuant to Item 4(b) of Form 8-K and Item 304(a)(2) of Regulation S-K, Allied Lending provided Arthur Andersen with a copy of this Form 8-K report on December 12, 1997. Allied Lending requested that Arthur Andersen review the disclosure concerning Arthur Andersen in this Item 4 and also provided Arthur Andersen the opportunity to furnish Allied Lending with a letter addressed to the Commission that contains any new information, clarification of Allied Lending's expression of Arthur Andersen's views, or the respects in which Arthur Andersen does not agree with the statements made by Allied Lending in this Item 4 response to Item 304(a) of Regulation S-K. Arthur Andersen has reviewed the information in this Form 8-K and has advised Allied Lending that it does not have any new information or clarification of Allied Lending's views and that it agrees with the statements of Allied Lending made in this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.

        Exhibit 16 - Letter to the Commission from Matthews, Carter and
                     Boyce, P.C. regarding resignation of certifying accountant.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALLIED CAPITAL LENDING CORPORATION


Date: December 16, 1997                By:   /s/ William L. Walton
                                           -----------------------

                                             William L. Walton
                                                Chairman of the Board
                                                 and Chief Executive Officer

                                EXHIBIT INDEX

        Exhibit 16 - LETTER TO THE COMMISSION FROM MATTHEWS, CARTER AND
                     BOYCE, P.C. REGARDING RESIGNATION OF CERTIFYING
                     ACCOUNTANTS.